SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                               ___________________

                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-25509                42-1485449
------------------------------   ------------------------   ------------------
      (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



329 Pierce Street, Sioux City, Iowa                                   51101
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                 (712) 277-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 1.01. Entry into a Material Definitive Agreement.
           -------------------------------------------

     On January 19, 2006, the Board of Directors of First Federal Bankshares, Inc. (the "Company") amended the Company's 1999 Stock Option Plan (the "Plan")
(i) to eliminate "Limited Rights" from the Plan, (ii) to prohibit the grant of any new Limited Rights, and (iii) to the extent the Board deems necessary and appropriate, to seek the consent of Plan participants to relinquish Limited Rights granted prior to January 19, 2006. As defined in the Plan, Limited Rights entitle the holder thereof, in the context of a Change of Control of the Company, to receive from the Company an amount of cash equal to the difference between the fair market value of the Company's common stock on the date the Limited Right is exercised and the amount at which the underlying stock option can be exercised, multiplied by the number of shares with respect to which the Limited Right is being exercised.

     The Board  determined  to adopt this  amendment in response to a FASB staff interpretation of Financial Accounting Standards Board Statement No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123R") that would require reclassification as a "liability," and subsequent mark-to-market accounting, of any option or other award the settlement of which, in cash, is probable and not in the sole discretion of the issuer of the option. As a result of the amendment, the Board intends to eliminate the possibility of this reclassification and accounting treatment.

     Pursuant to Instruction 2 of Item 601(b)(10) of Regulation S-K, the amendment to the Plan will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Shell company transactions: None

     (d)  Exhibits: None.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST FEDERAL BANKSHARES, INC.

Dated:  February 7, 2006               By: /s/ Michael W. Dosland
                                           -------------------------------------
                                           Michael W. Dosland
                                           President and Chief Executive Officer
                                           (Duly authorized representative)